Exhibit 10.19

JERSEY MIKE’S MANAGEMENT AGGREGATOR LLC

EQUITY INCENTIVE PLAN

Section 1. Purpose. The purpose of this Jersey Mike’s Management Aggregator LLC Equity Incentive Plan (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Plan”) is to promote the interests of Jersey Mike’s HoldCo, LLC, a Delaware limited liability company (“HoldCo”), and its Subsidiaries, and their respective Affiliates, by (a) attracting and retaining exceptional officers and other employees and consultants of HoldCo and its Subsidiaries and non-employee directors of HoldCo and its Subsidiaries and Affiliates and (b) enabling such individuals to acquire and maintain an indirect equity interest in HoldCo through their equity interests in the Aggregator (as defined below) and participate in the long-term growth and financial success of HoldCo and its Subsidiaries and Affiliates, thereby aligning their interests with those of HoldCo’s equityholders.

Section 2. Definitions. Capitalized terms used in this Plan but not expressly defined in this Plan shall have the respective meanings ascribed to such terms in the Aggregator LLC Agreement (as defined below) and, to the extent not defined therein, shall have the respective meanings ascribed to such terms in the HoldCo LLC Agreement (as defined below). As used in this Plan, the following terms shall have the meanings set forth below:

“Aggregator” shall mean Jersey Mike’s Management Aggregator LLC, a Delaware limited liability company, and any successor thereto.

“Aggregator LLC Agreement” shall mean the Limited Liability Company Agreement of Jersey Mike’s Management Aggregator LLC, dated as of April 9, 2025, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Award” shall mean the grant of the right to purchase and/or acquire (i) Class A Units or Class B Units in the Aggregator or (ii) Other Unit-Based Awards.

“Board” shall mean the Board of Managers of HoldCo.

“Effective Date” shall mean June 2, 2025, which is the date on which this Plan was initially adopted.

“HoldCo” shall have the meaning specified in Section 1 hereof.

“HoldCo LLC Agreement” shall mean the Second Amended and Restated Limited Liability Agreement of HoldCo, dated as of January 16, 2025, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Indemnifiable Person” shall have the meaning specified in Section 4(d) hereof.

“Other Unit-Based Award” shall mean an Award granted under Section 6(d) hereof.

“Participant” shall mean any officer or other employee, consultant or non-employee director of HoldCo or its Subsidiaries or Affiliates eligible for an Award under Section 5 hereof and selected by the Board to receive an Award under this Plan.

“Plan” shall have the meaning specified in Section 1 hereof.

“Subscription Agreement” shall mean any written agreement, contract, or other instrument or document (which may include provisions of an employment agreement to which HoldCo or any of its Subsidiaries is a party) evidencing any Award granted hereunder.

“Units” shall mean any Class A Units or Class B Units issued pursuant to this Plan.

Section 3. Units Subject to this Plan. The total number of Class B Units that may be issued pursuant to Awards under this Plan is 320,330,754. In addition, an unlimited number of Class A Units may be issued under this Plan. Units which are subject to Awards which terminate or lapse without any payment in respect thereof may be granted again under this Plan.

Section 4. Administration.

(a)
This Plan shall be administered by the Board. Subject to the terms of this Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by this Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the number and/or class of Units to be covered by an Award; (iii) determine the terms and conditions of any Award (which need not be identical) and the time at which Awards are granted; (iv) determine whether, to what extent, under what circumstances, and in what form Awards may be settled, exercised, canceled, forfeited, or suspended; (v) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in this Plan and any instrument or agreement relating to an Award granted under this Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; and (vii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of this Plan.
(b)
Except to the extent prohibited by applicable law or regulations, the Board may delegate all or any portion of its responsibilities and powers to any Person or Persons selected by it, including, without limitation, any subcommittee thereof, and may designate any such Person to assist the Board in the administration of this Plan. Further, the Board may grant authority to any such Person to execute agreements or other documents evidencing Awards under this Plan or other documents entered into under this Plan on behalf of the Aggregator (subject to the Aggregator LLC Agreement) or HoldCo (subject to the HoldCo LLC Agreement). Any such delegation, designation, or grant of authority may be revoked by the Board at any time, and the Board may at any time and from time to time exercise its power and authority under this Plan notwithstanding any such delegation, designation, or grant of authority.

(c)
All designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Aggregator, HoldCo, any of their respective Subsidiaries, any Participant, any holder of any Award or beneficiary or legal representative thereof, any Member of the Aggregator, or any Member of HoldCo. The terms and conditions of an Award and the Board’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
(d)
No Member of the Aggregator, no Member of HoldCo, no member of the Board, nor any agent of any of them, nor any officer or employee of HoldCo or any of its Subsidiaries (each such Person, other than in such Person’s capacity as a Participant, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to this Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Aggregator against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to this Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Aggregator’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person; provided, that the Aggregator shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and, once the Aggregator gives notice of its intent to assume the defense, the Aggregator shall have sole control over such defense with counsel of the Aggregator’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case, not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Aggregator LLC Agreement, the HoldCo LLC Agreement, or the organizational documents of any Subsidiary of HoldCo. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Person may be entitled under the Aggregator LLC Agreement, the HoldCo LLC Agreement, or the organizational documents of any Subsidiary of HoldCo, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Aggregator may have to indemnify such Indemnifiable Person or hold such Indemnifiable Person harmless.

Section 5. Eligibility. Each officer or other employee of or consultant to HoldCo or any of its Subsidiaries or each non-employee director of HoldCo or any of its Subsidiaries or Affiliates (including any prospective officer, employee, non-employee director or consultant) shall be eligible to be designated a Participant.

Section 6. Awards.

(a)
Grants of Awards. The Board may from time to time grant Awards to one or more eligible Persons.
(b)
Subject to Aggregator LLC Agreement and HoldCo LLC Agreement. As a condition to the grant of an Award, the Participant will be required to become a party to a Subscription Agreement and the Aggregator LLC Agreement, and the Participant hereby acknowledges that any corresponding Class A HoldCo Units or Class B HoldCo Units held by the Aggregator will be subject to the terms of the HoldCo LLC Agreement to which the Aggregator shall become a party through Subscription Agreements entered into in connection with this Plan. All Awards granted hereunder and Units acquired will be held subject to the terms and conditions of, as applicable, the Aggregator LLC Agreement, the HoldCo LLC Agreement and the applicable Subscription Agreement. Neither the adoption of this Plan nor the grant of any Award made hereunder shall restrict in any way the adoption of any amendment to, or any restatement of, the Aggregator LLC Agreement or the HoldCo LLC Agreement in accordance with the terms of such agreement. Nothing in this Plan or in any Subscription Agreement shall require the consent of any holder of any Unit to any amendment to or restatement of the Aggregator LLC Agreement or the HoldCo LLC Agreement.
(c)
Adjustments. Notwithstanding any other provisions in the Aggregator LLC Agreement or the HoldCo LLC Agreement to the contrary, in the event of any change in the outstanding Units (or HoldCo Units) after the Effective Date by reason of any equity dividend or split, reverse equity split, reorganization, recapitalization, reclassification, merger, consolidation, spin-off, combination, or transaction or exchange of Units or other corporate exchange, or any distribution to Members of equity or cash (other than regular cash distributions) or any transaction similar to the foregoing (regardless of whether outstanding Units (or HoldCo Units) are changed), the Board in its sole discretion and without liability to any Person shall make such substitution or adjustment or proportionate adjustment, if any, as it deems to be equitable, as to (i) the number of Units with respect to which Awards may be granted under this Plan, (ii) the distribution priorities contained in the Aggregator LLC Agreement and/or the HoldCo LLC Agreement, and/or (iii) any other affected terms of any Award. Any adjustment provided in this Section 6(c) may provide for the elimination of any fractional Units that might otherwise become subject to an Award in exchange for a cash payment equal to the Fair Market Value of such fractional Unit. Any adjustment under this Section 6(c) shall be conclusive and binding for all purposes.
(d)
Other Unit-Based Awards. The Board may grant unrestricted or restricted Class A Units, Class B Units or other Awards that are denominated in Class A Units, Class B Units or valued in whole or in part by reference to, or are otherwise based on, the Fair Market Value of, Class A Units or Class B Units (including, without limitation, unit appreciation rights, restricted stock units and phantom units), in such amounts and dependent on such conditions as the Board shall from time to time in its sole discretion determine (including, without limitation, the vesting provisions thereof).

Section 7. Amendment and Termination.

(a)
Amendments to or Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that any such amendment, alteration, suspension, discontinuance, or termination that would be reasonably expected to have a material adverse effect on the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or other holder.
(b)
Amendments to or Termination of Awards. The Board may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination not expressly contemplated by this Plan that would be reasonably expected to have a material adverse effect on the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or other holder.

Section 8. General Provisions.

(a)
No Rights to Awards. No person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or beneficiaries of Awards. The terms and conditions of Awards and the Board’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated) or with respect to each Award granted to a Participant.
(b)
Certificates. All certificates, if any, evidencing Units or other securities of the Aggregator, HoldCo or any respective Subsidiary thereof delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under this Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange on which such securities are then listed, and any applicable federal or state laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(c)
Withholding. A Participant may be required to pay to the Aggregator or HoldCo or any respective Subsidiary thereof, and the Aggregator, HoldCo or any respective Subsidiary thereof shall have the right and is hereby authorized to withhold from any payment due or transfer made under any Award or under this Plan or from any compensation or other amount owing to a Participant, the amount (in cash, securities, or other property) of any applicable withholding taxes in respect of an Award or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Aggregator or HoldCo (or the applicable Subsidiary) to satisfy all obligations for the payment of such taxes.
(d)
No Right to Employment or Other Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting or other service relationship (including as a non-employee director) with, HoldCo or any of its Subsidiaries and Affiliates. Further, HoldCo or its applicable Subsidiary or Affiliate may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship (including as a non-employee director), free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Subscription Agreement.
(e)
Governing Law. The validity, construction, and effect of this Plan shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without regard to such state’s conflict of laws rules.
(f)
Conflict Between or Among this Plan, the Aggregator LLC Agreement, the HoldCo LLC Agreement and/or the Subscription Agreements. This Plan is subject to the Aggregator LLC Agreement and the HoldCo LLC Agreement, the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and therein, the Aggregator LLC Agreement and the HoldCo LLC Agreement (as applicable) shall govern and prevail. In the event of a conflict between any term or provision contained herein and in any Subscription Agreement, this Plan shall govern and prevail.
(g)
Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
(h)
No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between HoldCo, the Aggregator, or any of their respective Subsidiaries and Affiliates, on the one hand, and a Participant or other Person, on the other hand. No provision of this Plan or any Award shall require HoldCo or the Aggregator, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall HoldCo or the Aggregator be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as unsecured general creditors of the Aggregator, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
(i)
Reliance on Reports. The Board (or any Person to which any portion of its responsibilities, powers, and authority has been delegated in accordance with Section 4(b) hereof) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of HoldCo, the Aggregator, or any of their respective Subsidiaries and Affiliates and/or other information furnished in connection with this Plan by any agent of HoldCo, the Aggregator, or the Board.
(j)
Obligations Binding on Successors. The obligations of the Aggregator under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Aggregator, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Aggregator.
(k)
Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of HoldCo or any of its Subsidiaries and Affiliates except as otherwise specifically provided in such other plan or as required by applicable law.
(l)
Clawback/Repayment. Except as otherwise provided in a Subscription Agreement, all Awards shall be subject to recoupment to the extent necessary to comply with applicable law. Further, to the extent that a Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award by reason of a financial restatement or mistake in calculations, the Participant shall be required to repay any such excess amount to the Aggregator or HoldCo, as applicable.
(m)
Expenses; Titles and Headings. The expenses of administering this Plan shall be borne by HoldCo. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

Section 9. Term of this Plan.

(a)
Effective Date. This Plan shall be effective as of the Effective Date.
(b)
Expiration Date. No Award shall be granted under this Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in this Plan or in an applicable Subscription Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after such date.

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